SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K/A

                            AMENDMENT
                             FOR 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 30, 1998



                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of July 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-12)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)


      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




                  Registrant's telephone number,
               including area code (609) 661-6100


   GE Capital Mortgage Services, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated July 30, 1998 (as filed with the Securities and Exchange Commission on August 13,
1998), as set forth in the page attached hereto.

EXHIBIT 4.1 The Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1998-12, dated as of July 1, 1998 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

       The Company hereby amends the Pooling and Servicing
Agreement, by adding Exhibit O entitled "SENIOR PRINCIPAL
PRIORITIES", comprised of the following text set forth below.



                           EXHIBIT O-1
                   SENIOR PRINCIPAL PRIORITIES

           third, to the Pool 1 Senior Certificates (other than the Class 1-A6 Certificates), in reduction of the Class Certificate Principal Balances thereof, concurrently, to the extent of remaining Pool 1 Available Funds, as follows:

                (a) to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A7, Class 1-A8, Class 1-A9, Class 1-A10, Class 1-A11, Class 1-A12, Class 1-A13, Class 1-A14, Class 1-R and Class 1-RL Certificates, the Pool 1 Senior Optimal Principal Amount for such Distribution Date, concurrently, as follows:

                     (i) pro rata, to the Class 1-R and Class
               1-RL Certificates, until the Class Certificate
               Principal Balance of each such Class has been reduced to zero;

                     (ii) to the Class 1-A1, Class 1-A2, Class
               1-A3, Class 1-A4 and Class 1-A5 Certificates
               (together, the "Pool 1 PAC Certificates"), as a group, up to the amount necessary to reduce the aggregate Class Certificate Principal Balance of the Pool 1 PAC Certificates to the Aggregate Pool 1 PAC Balance (as set forth in the Pool 1 Scheduled Balances Table attached to this Pool 1 Annex) for such Distribution Date, in the following order of priority:

                          (A) to the Class 1-A1 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (B) to the Class 1-A2 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (C) to the Class 1-A3 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (D) to the Class 1-A4 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;
                     and

                          (E) to the Class 1-A5 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                     (iii) concurrently, in proportion to their
               aggregate Class Certificate Principal Balances,
               (x) to the Class 1-A8, Class 1-A9 and Class 1-A10 Certificates, as a group and (y) to the Class 1-A7, Class 1-A11, Class 1-A12, Class 1-A13 and Class 1-A14 Certificates, as a group, as follows:


                             O-1 -- 1

                          (A) to the Class 1-A8, Class 1-A9 and
                     Class 1-A10 Certificates, in the following order of priority:

                               (I) pro rata, to the Class 1-A8
                          and Class 1-A9 Certificates, up to the
                          amount necessary to reduce the
                          aggregate Class Certificate Principal
                          Balance of the Class 1-A8 and Class
                          1-A9 Certificates to the Aggregate Pool
                          1 TAC Balance (as set forth in the Pool
                          1 TAC Balances Table attached to this
                          Pool 1 Annex) for such Distribution
                          Date;

                               (II) to the Class 1-A10
                          Certificates, until the Class
                          Certificate Principal Balance thereof
                          has been reduced to zero; and

                               (III) pro rata, to the Class 1-A8
                          and Class 1-A9 Certificates, without
                          regard to the Aggregate Pool 1 TAC
                          Balances for such Distribution Date,
                          until the Class Certificate Principal
                          Balance of each such Class has been
                          reduced to zero; and

                          (B) to the Class 1-A7, Class 1-A11,
                     Class 1-A12, Class 1-A13 and Class 1-A14
                     Certificates, in the following order:

                               (I) to the Class 1-A7, Class 1-A13
                          and Class 1-A14 Certificates, up to the
                          amount necessary to reduce the
                          aggregate Class Certificate Principal
                          Balance of such Classes to the
                          Aggregate Pool 1 Scheduled Balance (as
                          set forth in the Pool 1 Scheduled
                          Balances Table attached to this Pool 1
                          Annex) for such Distribution Date, as
                          follows:

                                    (1) concurrently, in
                               proportion to their aggregate
                               Class Certificate Principal
                               Balances, (x) to the Class 1-A7
                               Certificates, until the Class
                               Certificate Principal Balance
                               thereof has been reduced to zero;
                               and (y) to the Class 1-A13 and
                               Class 1-A14 Certificates, as a
                               group, in the following order:

                                         (a) to the Class 1-A13
                                    Certificates, up to an amount
                                    necessary to reduce the Class
                                    Certificate Principal Balance
                                    thereof to the Class 1-A13
                                    Scheduled Balance (as set
                                    forth in the Pool 1 Scheduled
                                    Balances Table attached to
                                    this Pool 1 Annex) for such
                                    Distribution Date;

                                         (b) to the Class 1-A14
                                    Certificates, until the Class
                                    Certificate Principal Balance
                                    thereof has been reduced to
                                    zero; and

                                         (c) to the Class 1-A13
                                    Certificates, without regard
                                    to its Class 1-A13 Scheduled
                                    Balance for such Distribution
                                    Date, until the Class
                                    Certificate Principal Balance
                                    thereof has been reduced to
                                    zero; and

                               (II) pro rata, to the Class 1-A11
                          and Class 1-A12 Certificates, until the
                          Class Certificate Balances of each such
                          Class has been reduced to zero; and

                               (III) to the Class 1-A7, Class
                          1-A13 and Class 1-A14 Certificates,
                          without regard to the Aggregate Pool 1
                          Scheduled Balance for such Distribution
                          Date, as follows:

                                    (1) concurrently, in
                               proportion to their aggregate
                               Class Certificate Principal
                               Balances, (x) to the Class 1-A7
                               Certificates, until the Class
                               Certificate Principal Balance
                               thereof has been reduced to zero;
                               and (y) to the Class 1-A13 and
                               Class 1-A14 Certificates, as a
                               group, in the following order:

                                         (a) to the Class 1-A13
                                    Certificates, up to an amount
                                    necessary to reduce the Class
                                    Certificate Principal Balance
                                    thereof to the Class 1-A13
                                    Scheduled Balance (as set
                                    forth in the Pool 1 Scheduled
                                    Balances Table attached to
                                    this Pool 1 Annex) for such
                                    Distribution Date;

                                         (b) to the Class 1-A14
                                    Certificates, until the Class
                                    Certificate Principal Balance
                                    thereof has been reduced to
                                    zero; and

                                         (c) to the Class 1-A13
                                    Certificates, without regard
                                    to its Class 1-A13 Scheduled
                                    Balance for such Distribution
                                    Date, until the Class
                                    Certificate Principal Balance
                                    thereof has been reduced to
                                    zero; and


                             O-1 -- 2

                     (iv) to the Class 1-A1, Class 1-A2, Class
               1-A3, Class 1-A4 and Class 1-A5 Certificates, without regard to the Aggregate Pool 1 PAC Balance for such Distribution Date, in the following order of priority:

                          (A) to the Class 1-A1 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (B) to the Class 1-A2 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (C) to the Class 1-A3 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (D) to the Class 1-A4 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;
                     and

                          (E) to the Class 1-A5 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;
                     and

                (b) to the Class 1-PO Certificates, the Class
           1-PO Principal Distribution Amount for such
           Distribution Date, until the Class Certificate
           Principal Balance thereof has been reduced to zero;


                            O-1 -- 3

                           EXHIBIT O-2
                   SENIOR PRINCIPAL PRIORITIES


           third, to the Classes of Pool 2 Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, to the extent of remaining Pool 2 Available Funds, concurrently, as follows:

                (a) to the Class 2-A1, Class 2-A2, Class 2-A4,
           Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class
           2-A9, Class 2-R and Class 2-RL Certificates, the Pool
           2 Senior Optimal Principal Amount for such
           Distribution Date, concurrently, as follows:

                     (i) to the Class 2-A9 Certificates (the
                "Pool 2 Group II Senior Certificates"), the lesser of (A) the Class 2-A9 Principal Distribution Amount (as defined herein) for such Distribution Date and (B) approximately 98.60000% of the Pool 2 Senior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of the Class 2-A9 Certificates has been reduced to zero;

                     (ii) to the Class 2-A1, Class 2-A2, Class
                2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class 2-R and Class 2-RL Certificates (together, the "Pool 2 Group I Senior Certificates"), the Pool 2 Senior Optimal Principal Amount, less the amount described in clause (i) above, in the following order of priority:

                          (A) sequentially, to the Class 2-A1 and
                     Class 2-A2 Certificates, in that order, up to the amount necessary to reduce the respective Class Certificate Principal Balances of such Classes to their respective PAC Balances (as set forth in the Pool 2 PAC Balances Table attached to this Pool 2 Annex) for such Distribution Date;

                          (B) pro rata, to the Class 2-A4, Class
                     2-A5 and Class 2-A6 Certificates, up to the amount necessary to reduce the respective Class Certificate Principal Balances of such Classes to their respective TAC Balances (as set forth in the Pool 2 TAC Balances Table attached to this Pool 2 Annex) for such Distribution Date;

                          (C) to the Class 2-A7 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (D) pro rata, to the Class 2-A4, Class
                     2-A5 and Class 2-A6 Certificates, without regard to their respective TAC Balances, until the Class Certificate Principal Balances thereof have each been reduced to zero;


                             O-2 -- 1

                          (E) to the Class 2-A8 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (F) sequentially, to the Class 2-A1 and
                     Class 2-A2 Certificates, in that order,
                     without regard to their respective PAC
                     Balances, until the Class Certificate
                     Principal Balances thereof have each been reduced to zero, such that no distribution pursuant to this clause will be made to the Class 2-A2 Certificates until the Class Certificate Principal Balance of the Class 2-A1 Certificates has been reduced to zero;

                          (G) sequentially, to the Class 2-R and
                     Class 2-RL Certificates, in that order,
                     until the Class Certificate Principal
                     Balances thereof have each been reduced to zero, such that no distribution pursuant to this clause will be made to the Class 2-RL Certificates until the Class Certificate Principal Balance of the Class 2-R Certificates has been reduced to zero; and

                (b) to the Class 2-PO Certificates, the Class
           2-PO Principal Distribution Amount for such
           Distribution Date, until the Class Certificate
           Principal Balance thereof has been reduced to zero;


                            O-2 -- 2

                           EXHIBIT O-3
                   SENIOR PRINCIPAL PRIORITIES

           third, to the Classes of Pool 3 Senior Certificates in reduction of the Class Certificate Principal Balances thereof, to the extent of remaining funds, concurrently, as follows:

                (a) to the Class 3-A1, Class 3-A2, Class 3-A3,
           Class 3-A4 and Class 3-R Certificates, the Pool 3
           Senior Optimal Principal Amount for such Distribution
           Date, concurrently, as follows:

                     (1) to the Class 3-R and Class 3-A4
                Certificates, approximately 70.8994771969% of the amount set forth in clause (a), sequentially, as follows:

                          (A) to the Class 3-R Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;
                     and

                          (B) to the Class 3-A4 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;
                     and

                     (2) to the Class 3-A1, Class 3-A2 and Class
                3-A3 Certificates, approximately 29.1005228031% of the amount set forth in clause (a), sequentially, as follows:

                          (A) to the Class 3-A3 Certificates (the
                     "Pool 3 Group II Senior Certificates"), the
                     Class 3-A3 Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                          (B) to the Class 3-A1 and Class 3-A2
                     Certificates (together, the "Pool 3 Group I
                     Senior Certificates"), the amount set forth in clause (a)(2) above, less the Class 3-A3 Principal Distribution Amount for such Distribution Date, sequentially, as follows:

                               (I) to the Class 3-A1
                          Certificates, until the Class
                          Certificate Principal Balance thereof
                          has been reduced to zero; and

                               (II) to the Class 3-A2
                          Certificates, until the Class
                          Certificate Principal Balance thereof
                          has been reduced to zero; and

                (b) to the Class 3-PO Certificates, the Class
           3-PO Principal Distribution Amount for such
           Distribution Date, until the Class Certificate
           Principal Balance thereof has been reduced to zero;


                            O-3 -- 1

                           EXHIBIT O-4
                   SENIOR PRINCIPAL PRIORITIES

           third, to the Classes of Pool 4 Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, to the extent of remaining Pool 4 Available Funds, concurrently, as follows:

                (a) to the Class 4-A4 Certificates (the "Pool 4 Group II Senior Certificates"), the Class 4-A4 Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

                (b) to the Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A5, Class 4-A6, Class 4-A7, Class 4-A8, Class 4-A9, Class 4-A10, Class 4-A11, Class 4-A12, Class 4-A13, and Class 4-R Certificates (the "Pool 4 Group I Senior Certificates"), the Pool 4 Senior Optimal Principal Amount for such Distribution Date, less the Class 4-A4 Principal Distribution Amount for such Distribution Date, in the following order of priority:

                     (1) to the Class 4-A1, Class 4-A2, Class
                4-A3, Class 4-A6, Class 4-A7, Class 4-A8, Class 4-A9, Class 4-A10, Class 4-A11, Class 4-A12, Class 4-A13 and Class 4-R Certificates, approximately 71.9394600504% of the amount set forth in clause (b) above, in the following order of priority:

                          (i) to the Class 4-A1, Class 4-A6,
                     Class 4-A7, Class 4-A8, Class 4-A9, Class
                     4-A10, Class 4-A11, Class 4-A12, Class 4-A13 and Class 4-R Certificates, concurrently, until the Class Certificate Principal Balance of the Class 4-A1 Certificates has been reduced to zero, as follows:

                               (A) to the Class 4-A6, Class 4-A7,
                          Class 4-A8, Class 4-A9, Class 4-A10,
                          Class 4-A11, Class 4-A12 and Class
                          4-A13 Certificates, approximately
                          27.5251515152% of the amount set forth
                          in clause (b)(1) above, in the
                          following order of priority:

                                    (I) to the Class 4-A6
                               Certificates, until the Class
                               Certificate Principal Balance
                               thereof has been reduced to zero;

                                    (II) pro rata, to the Class
                               4-A7 and Class 4-A8 Certificates,
                               until the Class Certificate
                               Principal Balance of each such
                               Class has been reduced to zero;

                                    (III) to the Class 4-A9
                               Certificates, until the Class
                               Certificate Principal Balance
                               thereof has been reduced to zero;

                                    (IV) pro rata, to the Class
                               4-A10 and Class 4-A11
                               Certificates, until the Class
                               Certificate Principal Balance of
                               each such Class has been reduced
                               to zero; and

                                    (V) sequentially, to the
                               Class 4-A12 and Class 4-A13
                               Certificates, in that order, until
                               each of the Class Certificate
                               Principal Balances thereof has
                               been reduced to zero;

                               (B) to the Class 4-R and Class
                          4-A1 Certificates, sequentially,
                          approximately 72.4748484848% of the
                          amount set forth in clause (b)(1)
                          above, until the Class Certificate
                          Principal Balance of each such Class
                          has been reduced to zero, such that no
                          distribution pursuant to this clause
                          will be made to the Class 4-A1
                          Certificates


                             O-4 -- 1
                          until the Class Certificate Principal
                          Balance of the Class 4-R Certificates
                          has been reduced to zero;

                          (ii) pro rata, to the Class 4-A7 and
                     Class 4-A8 Certificates, until the Class
                     Certificate Principal Balance of each such Class has been reduced to zero;

                          (iii) to the Class 4-A9 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (iv) pro rata, to the Class 4-A10 and
                     Class 4-A11 Certificates, until the Class
                     Certificate Principal Balance of each such Class has been reduced to zero;

                          (v) to the Class 4-A12 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;

                          (vi) to the Class 4-A13 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero;
                     and

                          (vii) pro rata, to the Class 4-A2 and
                     Class 4-A3 Certificates, until the Class
                     Certificate Principal Balance of each such Class has been reduced to zero;

                     (2) to the Class 4-A2, Class 4-A3 and Class
                4-A5 Certificates, appoximately 28.0605399496% of the amount set forth in clause (b) above, in the following order of priority:

                              (i) to the Class 4-A5 Certificates,
                              until the Class Certificate
                              Principal Balance thereof has been
                              reduced to zero; and

                              (ii) pro rata, to the Class 4-A2
                              and Class 4-A3 Certificates, until
                              the Class Certificate Principal
                              Balance of each such Class has been
                              reduced to zero; and

                (c) to the Class 4-PO Certificates, the Class
           4-PO Principal Distribution Amount for such
           Distribution Date, until the Class Certificate
           Principal Balance thereof has been reduced to zero;


                             O-4 --2

                            SIGNATURES


           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:   /s/ Syed W. Ali
                                  ---------------------------
                               Name:      Syed W. Ali
                               Title:     Vice President





Dated as of October 14, 1998